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                                                                 Exhibit: 10.20T

[FIRST UNION LOGO]


                       LANDLORD SUBORDINATION AND WAIVER

                                                                  March 30, 1998

First Union National Bank
300 Main Street
Stamford, Connecticut 06904
(Hereinafter referred to as the "Bank")

To induce the Bank to make loans, extensions of credit, or other financial accommodations ("Loans") to Trudy Corporation d/b/a TMC Soundprints (the "Borrower"), Noreast Management LLC (the "Landlord") represents and agrees as follows:

A. PREMISES. The Landlord is the sole owner of the premises known as 353 Main Avenue, Norwalk, Connecticut 06851 (the "Premises"). The Borrower is the tenant under a lease (the "Lease") for the Premises dated June 19, 1996.

B. WAIVER AND SUBORDINATION. The Landlord, for itself, its successors and assigns, waives and subordinates all present and future rights of lien, levy and distraint, arising out of any present or future provision of law, to any present or future lien or security interest held by the Bank with respect to any inventory, machinery, equipment, goods or other property of the Borrower (the "Encumbered Property") now or hereafter located upon the Premises.

C. DISCLAIMER OF INTEREST. The Landlord disclaims any interest in the Encumbered Property whether as a fixture, personalty or otherwise and agrees that it will not become part of the Premises regardless of the nature of the Encumbered Property or the manner in which it may become affixed to or incorporated in the Premises.

D. NOTIFICATION OF DEFAULT. Should the Bank notify the Landlord that any Loan to the Borrower is in default, the Landlord agrees:

    1. ACCESS TO PREMISES. That at the direction of the Bank, it will grant to the Bank's employees and agents access to the Premises and cooperate in excluding employees and agents of the Borrower from such access.

    2. STORAGE OF ENCUMBERED PROPERTY. That the Bank may continue to store the Encumbered Property on the Premises for a period of up to three (3) months following the date on which the Bank takes possession of the Encumbered Property, without the payment of any rent, use or occupation charge, and may remove the Encumbered Property at any time.

    3. SALE OF ENCUMBERED PROPERTY. That the Bank may use the Premises to conduct a sale of the Encumbered Property and the Landlord will allow access by potential buyers for the purpose of inspecting or bidding upon such goods.

E. NOTICE OF TERMINATION. Should the Landlord intend to terminate the Lease or otherwise take any action which would, if successful, terminate or otherwise impair the rights of the Borrower or the Bank in the Encumbered Property or the Premises, the Landlord shall give not less than forty-five (45) days written notice of such intended action to the Bank by certified mail to the address set forth above or to such other address as the Bank shall have given notice to the Landlord. The Bank shall have not less than forty-five
    (45) days after receipt of such notice to take such action with respect to the Encumbered Property as may be available to the Bank to preserve, protect or realize upon its interest therein. Nothing set forth herein shall be construed to require the Bank to remove the Encumbered Property from the Premises or to take any other action.
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IN WITNESS WHEREOF, the parties hereto have executed this Landlord
Subordination and Waiver on the date first above written.



                                             ---------------------------------
                                             Name:


                                                Address:
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                                                        ----------------------


                                             ---------------------------------
                                             Name:


                                                Address:
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                                        Noreast Management LLC
                                        --------------------------------------
                                        Corporation or Partnership Name



                                             By: /s/ William W. Burnham
                                                 -----------------------------
                                                 Name:  William W. Burnham
                                                 Title: Member


                                                Address: 241 White Oak Square
                                                        ----------------------
                                                         New Canaan, CT  06120
                                                        ----------------------

ACCEPTED AND ACKNOWLEDGED:


First Union National Bank
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By:
   ----------------------------
   Name:   Robert M. Martin
   Title:  Vice President


   Address:  300 Main Street
             Stamford, Connecticut 06904